UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 19, 2023 (May 17, 2023)

Foot Locker, Inc.
(Exact name of registrant as specified in charter)

New York	1-10299	13-3513936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 West 34th Street, New York, New York 10001 (Address of principal executive offices) (Zip Code) Registrant's telephone number, including area code: (212) 720-3700
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On May 19, 2023, Foot Locker, Inc. (the “Company”) issued a press release (the “Press Release”) announcing its first quarter 2023 financial and operating results. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K, which, in its entirety, is incorporated herein by reference.

The Company is hosting a conference call on May 19, 2023 to discuss its first quarter 2023 financial and operating results, during which the Company will provide an update on the business.

The Company is making reference to financial measures not presented in accordance with U.S. generally accepted accounting principles (“GAAP”) in the Press Release, an investor presentation concerning its first quarter 2023 financial and operating results (the “Investor Presentation”), and a conference call. A reconciliation of these non-GAAP financial measures to the nearest comparable GAAP financial measures is contained in the Press Release. The Company believes these non-GAAP financial measures provide useful information to investors because they allow for a more direct comparison of its first quarter 2023 performance to its performance in the comparable prior-year period. The non-GAAP financial measures are provided in addition to, and not as an alternative to, the Company’s reported results prepared in accordance with GAAP. A reconciliation to GAAP is provided in the Condensed Consolidated Statements of Operations.

The information contained in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In the press release, the Company announced that, among other things, Michael Baughn, age 42, has been appointed Executive Vice President and Chief Financial Officer of the Company, effective June 12, 2023. A copy of the press release is furnished as Exhibit 99.1, which, in its entirety, is incorporated herein by reference.

Mr. Baughn has spent over 15 years at Kohl’s Corporation in various roles with increasing responsibility within its finance organization, including Executive Vice President of Finance and Treasurer since July 2021, Senior Vice President of Finance and Treasurer from April 2018 through July 2021, and Vice President of Finance—FP&A and Treasury from June 2015 through April 2018.

In connection with his appointment as Executive Vice President and Chief Financial Officer, Mr. Baughn’s base salary will be set at $650,000 per year, his target annual equity incentive opportunity will be set at 200% of his base salary (20% delivered in restricted stock units (“RSUs”) that vest three years from the date of grant, 60% delivered in performance stock units (“PSUs”), and 20% in non-statutory stock options that vest in equal installments over three years, in each case subject to continued employment through the vesting dates), and his target annual cash incentive opportunity will be set at 85% of his base salary (for the 2023 fiscal year, Mr. Baughn shall be paid a prorated annual cash incentive, but in no event less than an amount equal to the prorated portion of 85% of his base salary or, if greater, the prorated portion of the annual cash incentive opportunity calculated based on actual performance for the 2023 fiscal year). Effective June 12, 2023, Mr. Baughn will receive annual equity incentive grants (20% delivered in RSUs that vest three years from the date of grant, 60% delivered in PSUs for the 2023-25 long-term performance period (prorated for the 2023-25 performance period), and 20% in non-statutory stock options that vest in equal installments over three years, in each case subject to continued employment through the vesting dates). Mr. Baughn will also receive a sign-on cash payment in the amount of $600,000, $300,000 of which is payable within 90 days after his start date, and the remaining $300,000 of which is payable within 90 days after the one-year anniversary of his start date; and a sign-on RSU grant with a value of $600,000, which will vest over two years from the grant date, as long as Mr. Baughn is continuously employed by the Company through each such anniversary date.

Mr. Baughn has no family relationship with any of the Company’s directors or executive officers. Mr. Baughn has no direct or indirect material interest in any related party transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

As previously disclosed on February 21, 2023, Robert Higginbotham will cease to serve as interim Chief Financial Officer, effective on June 11, 2023, and continue to serve as Senior Vice President, Investor Relations and Financial Planning & Analysis, reporting to Mr. Baughn.

At the Company’s annual meeting of shareholders held on May 17, 2023 (the “Annual Meeting”), shareholders approved the 2007 Stock Incentive Plan, as Amended and Restated (the “Plan”), and the 2023 Foot Locker Employee Stock Purchase Plan (the “ESPP”). A summary of the terms and conditions of the Plan and the ESPP may be found on Pages 101-110 and Pages 111-114, respectively, of the 2023 Proxy Statement. Copies of the Plan and the ESPP are filed as Exhibits 10.1 and 10.2, respectively, to the Form S-8 Registration Statement filed on May 17, 2023 (the “Form S-8”), which, in its entirety, is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, shareholders voted on the five proposals set forth below. For more information on the proposals, please see the 2023 Proxy Statement, the relevant portions of which are incorporated herein by reference.

As of March 20, 2023, the Company’s record date for the Annual Meeting, there were a total of 93,429,371 shares of common stock, $0.01 par value per share (“Common Stock”), outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 72,697,651 shares of Common Stock were represented in person or by proxy and, therefore, a quorum was present.

Proposal 1.         With respect to the proposal to elect ten nominees to the Board of Directors (the “Board”), each for a one-year term expiring at the annual meeting of shareholders to be held in 2024, the votes were cast for the proposal as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Mary N. Dillon	67,034,124	387,488	76,453	5,199,586
Virginia C. Drosos	66,953,845	462,657	81,563	5,199,586
Alan D. Feldman	65,400,418	2,012,709	84,938	5,199,586
Guillermo G. Marmol	65,098,489	2,312,121	87,455	5,199,586
Darlene Nicosia	66,374,764	1,040,915	82,386	5,199,586
Steven Oakland	67,114,249	301,288	82,528	5,199,586
Ulice Payne, Jr.	66,778,937	637,452	81,676	5,199,586
Kimberly Underhill	66,604,182	811,104	82,779	5,199,586
Tristan Walker	67,091,719	322,138	84,208	5,199,586
Dona D. Young	64,950,700	2,465,909	81,456	5,199,586

Based on the votes set forth above, each of the ten nominees to the Board was duly elected.

Proposal 2.         With respect to the proposal to approve, on an advisory basis, the Company’s named executive officers’ (“NEOs”) compensation, the votes were cast for the proposal as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
65,246,260	2,114,695	137,110	5,199,586

Based on the votes set forth above, the NEOs’ compensation was approved.

Proposal 3.         With respect to the proposal to approve the Plan, the votes were cast for the proposal as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
57,260,191	10,122,202	115,672	5,199,586

Based on the votes set forth above, the Plan was approved. A copy of the Plan is filed as Exhibit 10.1 to the Form S-8, which, in its entirety, is incorporated herein by reference.

Proposal 4.         With respect to the proposal to approve ESPP, the votes were cast for the proposal as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
66,991,515	419,762	86,788	5,199,586

Based on the votes set forth above, the ESPP was approved. A copy of the ESPP is filed as Exhibit 10.2 to the Form S-8, which, in its entirety, is incorporated herein by reference.

Proposal 5.         With respect to the proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year, the votes were cast for the proposal as set forth below:

Votes For	Votes Against	Abstentions
71,212,299	1,410,718	74,634

Based on the votes set forth above, the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year was duly ratified.

Item 7.01.         Regulation FD Disclosure.

In conjunction with the Press Release, the Company also made available the Investor Presentation. The Investor Presentation, which is available under the “Investor Relations” section of the Company’s corporate website, located at investors.footlocker-inc.com, is included as Exhibit 99.2 to this Current Report on Form 8-K, which, in its entirety, is incorporated herein by reference. Information on the Company’s corporate website is not, and will not be deemed to be, a part of this Current Report on Form 8-K or incorporated into any other filings the Company may make with the U.S. Securities and Exchange Commission.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated May 19, 2023.
99.2	Investor Presentation, dated May 19, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOOT LOCKER, INC.

Date: May 19, 2023	By:	/s/ Sheilagh M. Clarke
		Name:	Sheilagh M. Clarke
		Title:	Executive Vice President, General Counsel and Secretary